                                                                   Exhibit 10.24


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                      MASSACHUSETTS INSTITUTE OF TECHNOLOGY

                                       AND

                       ADVANCED INHALATION RESEARCH, INC.

                            PATENT LICENSE AGREEMENT





                    THIS OFFER WILL EXPIRE ON AUGUST 15, 1997

                                   (EXCLUSIVE)

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                TABLE OF CONTENTS

WITNESSETH..................................................................   1

1 - DEFINITIONS.............................................................   3

2 - GRANT...................................................................   9

3 - DILIGENCE...............................................................  11

4 - ROYALTIES...............................................................  14

5 - REPORTS AND RECORDS.....................................................  21

6 - PATENT PROSECUTION......................................................  25

7 - INFRINGEMENT............................................................  26

8 - PRODUCT LIABILITY.......................................................  29

9 - EXPORT CONTROLS.........................................................  31

10 -  NON-USE OF NAMES......................................................  31

11 - ASSIGNMENT.............................................................  32

12 -  DISPUTE RESOLUTION....................................................  32

13  - TERMINATION...........................................................  33

14 - PAYMENTS, NOTICES AND OTHER COMMUNICATIONS.............................  35

15 - REPRESENTATION.........................................................  35

16 - MISCELLANEOUS PROVISIONS...............................................  36

APPENDIX A..................................................................  38

APPENDIX B..................................................................  39

APPENDIX C..................................................................  40

APPENDIX D..................................................................  42

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



APPENDIX E..................................................................  43

APPENDIX F..................................................................  44

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                      MASSACHUSETTS INSTITUTE OF TECHNOLOGY

                                       and

                       ADVANCED INHALATION RESEARCH, INC.


                            PATENT LICENSE AGREEMENT

     This Agreement is made and entered into this 11th day of August, 1997, (the "EFFECTIVE DATE") by and between the MASSACHUSETTS INSTITUTE OF TECHNOLOGY, a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts and having its principal office at 77 Massachusetts Avenue, Cambridge, Massachusetts 02139, U.S.A. (hereinafter referred to as "M.I.T."), and ADVANCED INHALATION RESEARCH, INC. a corporation duly organized under the laws of Delaware and having its principal office at c/o David Edwards, 109 Hartswick Avenue, State College, Pennsylvania 16803 (hereinafter referred to as "LICENSEE").

                                   WITNESSETH

     WHEREAS, M.I.T. is the owner of certain PATENT RIGHTS (as later defined herein) relating to M.I.T. Case No. 7203, "Porous Advanced Particles For Pulmonary Drug Delivery," by Giovanni Caponetti, David A. Edwards, Justin Hanes, Jeffrey S. Hrkach, Robert S. Langer, Jr. and Noah Lotan and has the right to grant licenses under said PATENT RIGHTS;

     WHEREAS, M.I.T. and the Pennsylvania State Research Foundation (hereinafter
PSRF) are joint owners of certain PATENT RIGHTS relating to M.I.T. Case 7465, "Aerodynamically Light

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



Particles For Pulmonary Drug Delivery", by Giovanni Caponetti, David A. Edwards, Justin Hanes, Jeffrey S. Hrkach, Robert S. Langer, Jr., Noah Lotan and Abdelaziz Ben-Jebria, and PSRF has appointed M.I.T. as its sole and exclusive agent for the licensing of its patent rights in M.I.T. Case 7465, so that M.I.T. has the right to grant an exclusive license under said PATENT RIGHTS, subject only to a royalty-free, nonexclusive license heretofore granted to the United States Government; and

     WHEREAS, M.I.T. and PSRF are joint owners of certain PATENT RIGHTS relating to M.I.T. Case 7513, "Optimized Aerosols With Lung Surfactant", by David A. Edwards, Carmen Evora, Justin Hanes, and Robert S. Langer, Jr., and PSRF has appointed M.I.T. as its sole and exclusive agent for the licensing of its patent rights in M.I.T. Case 7513, so that M.I.T. has the right to grant an exclusive license under said PATENT RIGHTS, subject only to royalty free, nonexclusive license heretofore granted to the United States Government; and

     WHEREAS, M.I.T. desires to have the PATENT RIGHTS developed and commercialized to benefit the public and is willing to grant a license thereunder;

     WHEREAS, Robert S. Langer, a current employee of M.I.T., and also an M.I.T. inventor of the PATENT RIGHTS now holds or shall shortly acquire an equity position in LICENSEE, the Conflict Avoidance Statement of Robert S. Langer, is attached hereto as Appendix C, and his Waiver of participation in M.I.T.'s institutional equity share is attached as Appendix D;

     WHEREAS, David A. Edwards, an M.I.T. inventor of M.I.T. Case No. 7203, one of the inventions in the PATENT RIGHTS, now holds or shall shortly acquire an equity position in

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



LICENSEE,his Waiver of participation in M.I.T.'s institutional equity share is attached as Appendix E;

     WHEREAS, M.I.T. is accepting equity in partial lieu of royalties, M.I.T.'s Vice President for Research has granted approval;

     WHEREAS, LICENSEE has represented to M.I.T., to induce M.I.T. to enter into this Agreement, that it shall commit itself to a thorough, vigorous and diligent program of exploiting the PATENT RIGHTS so that public utilization shall result therefrom; and

     WHEREAS, LICENSEE desires to obtain a license under the PATENT RIGHTS upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

                                 1 - DEFINITIONS

         For the purposes of this Agreement, the following words and phrases shall have the following meanings:

         1.1 "LICENSEE" shall mean Advanced Inhalation Research, Inc. and its AFFILIATES.

         1.2 "AFFILIATE" shall mean any legal entity (such as a corporation, partnership, or limited liability company) that is controlled by LICENSEE. For the purposes of this definition, the term "control" means (i) beneficial ownership of at least fifty percent (50%) of the voting securities of a corporation or other business organization with voting securities or (ii) a fifty percent (50%) or

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



greater interest in the net assets or profits of a partnership or other business organization without voting securities.

         1.3 "PATENT RIGHTS" shall mean all of the following intellectual property:

                  a.       the United States patents listed in Appendix A;

                  b. the United States patent applications listed in Appendix A, and divisionals, continuations and claims of continuation-in-part applications which shall be directed to subject matter specifically described in such patent applications, and the resulting patents;

                  c. any patents resulting from reissues or reexaminations of the United States patents described in a. and b. above;

                  d.       the Foreign patents listed in Appendix A;

                  e. the Foreign patent applications listed in Appendix A, and divisionals, continuations and claims of continuation-in-part applications which shall be directed to subject matter specifically described in such Foreign patent applications, and the resulting patents;

                  f. Foreign patent applications filed after the EFFECTIVE DATE in the countries listed in Appendix B and divisionals, continuations and claims of continuation-in-part applications which shall be directed to subject matter specifically described in such patent applications, and the resulting patents; and

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                  g. any Foreign patents, resulting from equivalent Foreign procedures to United States reissues and reexaminations, of the Foreign patents described in d., e. and f. above.

         1.4 A "LICENSED PRODUCT" shall mean any product or part thereof which:

                  a. is covered in whole or in part by an issued, unexpired claim or a pending claim contained in the PATENT RIGHTS in the country in which any such product or part thereof is made, used or sold or imported; or

                  b. is manufactured by using a process or is employed to practice a process which is covered in whole or in part by an issued, unexpired claim or a pending claim contained in the PATENT RIGHTS in the country in which any LICENSED PROCESS is used or in which such product or part thereof is used or sold or imported.

         1.5 A "LICENSED PROCESS" shall mean any process which is covered in whole or in part by an issued, unexpired claim or a pending claim contained in the PATENT RIGHTS.

         1.6 A "PARTICLE" shall mean a LICENSED PRODUCT which is a porous particle and which does not incorporate a therapeutic agent and which does not include a method for administering it to the respiratory tract of a patient.

         1.7 A "THERAPEUTIC PARTICLE" shall mean a LICENSED PRODUCT which is a porous particle and which does incorporate a therapeutic agent but which does not include a method for administering it to the respiratory tract of a patient.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         1.8 An "ADMINISTRATION SYSTEM" shall mean a LICENSED PRODUCT the use of which practices any claim of substantially the same form as claims: 14-15 of U.S.S.N. 08/655,570, 17-28 of U.S.S.N. 08/739,308, 17-33 of U.S.S.N.
08/784,421.

         1.9 "NET SALES" shall mean LICENSEE's and its sublicensees' billings for LICENSED PRODUCTS and LICENSED PROCESSES less the sum of the following:

                  a. discounts allowed in amounts customary in the trade for quantity purchases, cash payments, prompt payments, wholesalers and distributors;

                  b. sales, tariff duties and/or use taxes directly imposed and with reference to particular sales;

                  c.       outbound transportation prepaid or allowed; and

                  d.       amounts allowed or credited on returns.

         No deductions shall be made for commissions paid to individuals whether they be with independent sales agencies or regularly employed by LICENSEE and on its payroll, or for cost of collections. NET SALES shall occur when a LICENSED PRODUCT or LICENSED PROCESS shall be invoiced; provided, however that with respect to sales by LICENSEE to its AFFILIATES, a NET SALE shall be deemed to have occurred upon resale of such LICENSED PRODUCT or LICENSED PROCESS by such AFFILIATE to a third party. If a LICENSED PRODUCT or LICENSED PROCESS shall be distributed or invoiced for a discounted price substantially lower than customary in the trade or distributed at no cost, NET SALES shall be based on the customary amount billed for such LICENSED PRODUCTS or LICENSED PROCESSES.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



         1.10     Notwithstanding paragraph 1.9 above:

                  a. NET SALES of THERAPEUTIC PARTICLES into which have been incorporated a HIGH COST THERAPEUTIC AGENT shall be the difference between
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXX.

                  b. NET SALES of ADMINISTRATION SYSTEMS in which are THERAPEUTIC PARTICLES into which have been incorporated a HIGH COST THERAPEUTIC AGENT shall be the difference between
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.

         1.11 "TECHNICAL AREA" shall mean any of the following: a) Delivery of Therapeutic Agents Directed to the Human Pulmonary System via the Human Pulmonary System; and b) Delivery of Therapeutic Agents Directed to Other Human Organs Outside the Human Pulmonary

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



System via the Human Pulmonary System; and c) Delivery of Diagnostic Agents via the Human Pulmonary System; and d) All other applications including veterinary.

         1.12 "FIELD OF USE" of the EFFECTIVE DATE shall mean all the TECHNICAL AREAS listed above, and is subject to modification according to the provisions of paragraphs 2.3 (b) and 2.3(c).

         1.13 "CORPORATE PARTNER" shall mean: a) any entity which agrees to compensate (either in cash or non-cash) LICENSEE for any one or more of the rights to market, distribute, sell, use, and/or transfer LICENSED PRODUCTS and/or LICENSED PROCESSES, or b) any entity which agrees to compensate (either in cash or non-cash) LICENSEE for the right to incorporate LICENSED PRODUCTS in its own drug delivery system(s) and for any one or more of the rights to market, distribute, sell, use, and/or transfer the resulting combination, or c) any entity which agrees to compensate (either in cash or non-cash) LICENSEE for the right to attach its own biologically active agent(s) to LICENSED PRODUCTS and for any one or more of the rights to market, distribute, sell, use, and/or transfer the resulting combination. Any CORPORATE PARTNER that receives a sublicense of the PATENT RIGHTS shall also be a sublicensee.

         1.14 "MILESTONE PAYMENT" shall mean a payment to LICENSEE from a CORPORATE PARTNER due upon achievement of agreed upon regulatory or business milestones. Illustrative examples of these milestones include, but are not limited to: XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



         1.15 "MAJOR COUNTRY" shall mean the United States of America, Japan, German, France or Great Britain.

         1.16 "RUNNING ROYALTIES" shall mean a royalty paid on NET SALES of LICENSED PRODUCTS or LICENSED PROCESSES.

         1.17 "HIGH COST THERAPEUTIC AGENT" shall mean a therapeutic agent, a single dose of which cost more than XXXXXXXXXXXXXX as much to manufacture than a single dose of PARTICLES into which the same therapeutic agent is incorporated.

         1.18 "DILUTIVE ISSUANCE" shall mean an event following the EFFECTIVE DATE in which LICENSEE issues Common Stock or securities convertible into or exercisable for shares of Common Stock of LICENSEE in exchange for cash, property, services or other valuable consideration; provided, however, that the following issuances of Common Stock or securities convertible into or exercisable for shares of Common Stock of LICENSEE are explicitly excluded from this definition: (a) the issuance of XXXXXXX shares of Series A Convertible Preferred Stock and warrants exercisable for up to XXXXXXX shares of Series AA Convertible Preferred Stock to XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX and its affiliates pursuant to a certain Series A Convertible Preferred Stock and Warrant Purchase Agreement; (b) issuances of shares of Common Stock upon the conversion of then outstanding shares of LICENSEE's preferred stock unless, and to the extent that, each share of preferred stock can be exchanged for more than one share of Common Stock (including, for the purposes of such calculation, fractional shares), (c) issuances of shares of Common Stock pursuant to Section 4.1 b. of this Agreement, (d) issuances to officers,

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



directors or employees of, or consultants to LICENSEE for compensation purposes, and (e) issuances in connection with a sale of LICENSEE's capital stock through the public markets.

         1.19 "DILUTIVE ISSUANCE THRESHOLD" shall mean the point in time when LICENSEE has issued capital stock in connection with DILUTIVE ISSUANCE(S) in exchange for aggregate cash consideration totaling at least
XXXXXXXXXXXXXXXXXXXXXXX.

         1.20 "M.I.T. HOLDERS" shall mean the institutions and persons named in Appendix F of this Agreement to whom LICENSEE has agreed to issue an aggregate of XXXXXX shares of its Common Stock pursuant to this Agreement.


                                    2 - GRANT

         2.1 M.I.T. hereby grants to LICENSEE the exclusive right and license for the FIELD OF USE to practice under the PATENT RIGHTS and, to the extent not prohibited by other patents, to make, have made, use, lease, sell and import LICENSED PRODUCTS and to practice the LICENSED PROCESSES, until the expiration of the last to expire of the PATENT RIGHTS, unless this Agreement shall be sooner terminated according to the terms hereof.

         2.2 LICENSEE agrees to comply with 35 U.S.C. 204.

         2.3 (a) In order to establish a period of exclusivity for LICENSEE, M.I.T. hereby agrees that it shall not grant any other license to make, have made, use, lease, sell and import LICENSED PRODUCTS or to utilize LICENSED PROCESSES, subject to the royalty-free, nonexclusive license rights to the United States Government per FAR 52.227-11 for the PATENT

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



RIGHTS related to cases 7465 and 7513, for the FIELD OF USE during the period of time commencing with the EFFECTIVE DATE and terminating with the end of the term or terms for which any PATENT RIGHTS have been or shall be granted, unless sooner terminated as hereinafter provided.

                  (b) XXXXXXXXXXXXXXXXXXX, if M.I.T. receives a written request from a capable third party for a license to the PATENT RIGHTS in a TECHNICAL AREA not presently being commercialized by LICENSEE as demonstrated by LICENSEE having spent a minimum of XXXXXXXX toward the commercialization of a LICENSED PRODUCT in that TECHNICAL AREA, and to which LICENSEE has not previous granted a sublicense pursuant to its rights set forth in paragraph 2.6, then, M.I.T. may, at its sole discretion, with written notice to LICENSEE, grant one exclusive license or non-exclusive license per TECHNICAL AREA per year, thereby revoking entirely or partially LICENSEE's rights in that TECHNICAL AREA.

                  (c) XXXXXXXXXXXXXXXXXX, if M.I.T. receives a written request from a capable third party for a license to the PATENT RIGHTS in a TECHNICAL AREA not presently being commercialized by LICENSEE as demonstrated by LICENSEE having spent a minium of XXXXXXXXXX toward the commercialization of a LICENSED PRODUCT in that TECHNICAL AREA, and to which LICENSEE has not previous granted a sublicense pursuant to its rights set forth in paragraph 2.6, then, M.I.T. may, at its sole discretion, with written notice to LICENSEE, grant one exclusive license or non-exclusive license per TECHNICAL AREA per year, thereby revoking entirely or partially LICENSEE's rights in that TECHNICAL AREA.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



         2.4 M.I.T. and PSRF reserve the right to practice under the PATENT RIGHTS for noncommercial research purposes.

         2.5 After LICENSEE has fulfilled the diligence requirements set forth in paragraphs 3.2(a) and 3.2(b) and 3.2(e), LICENSEE shall have the right to enter into sublicensing agreements for the PATENT RIGHTS in the FIELD OF USE. Upon any termination of this Agreement, sublicensees rights shall also terminate, subject to Paragraph 13.6 hereof.

         2.6 LICENSEE agrees to incorporate terms and conditions substantively similar to Articles 2, 5.1, 7.1, 7.2, 7.3, 7.5, 7.6, 8, 9, 10, 12 and 15 of this
Agreement into its sublicense agreements, that are sufficient to enable LICENSEE to comply with this Agreement.

         2.7 LICENSEE agrees to forward to M.I.T. a copy of any and all sublicense agreements promptly upon execution by the parties.

         2.8 Nothing in this Agreement shall be construed to confer any rights upon LICENSEE by implication, estoppel or otherwise as to any technology or patent rights of M.I.T. or any other entity other than the PATENT RIGHTS, regardless of whether such patent rights shall be dominant or subordinate to any PATENT RIGHTS.


                                  3 - DILIGENCE

         3.1 LICENSEE shall use its best efforts to bring one or more LICENSED PRODUCTS or LICENSED PROCESSES to market through a thorough, vigorous and diligent program for

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



exploitation of the PATENT RIGHTS and to continue active, diligent marketing efforts for one or more LICENSED PRODUCTS or LICENSED PROCESSES throughout the life of this Agreement.

         3.2 In addition, LICENSEE shall adhere to the following milestones:

                  a.       LICENSEE shall:

                           (i)      XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                                    XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                                    XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                                    XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                                    XXXXXXXXXXXXXXXX

                           (ii)     XXXXXXXXXXXXXXXXXXXXXXXXXXXXX.

                  b.       XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXX.

                  c.       XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.

                  d.       XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXX.

                  e.       XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXX.

                  f.       XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXX.

                  g.       XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXX.

                  h.       XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXX:

                                        XXXX                 XXXXXXX

                                        XXXX                 XXXXXXX

                                        XXXX                 XXXXXXX

                                        XXXXXXXXXXXXXX       XXXXXXX

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



         3.3 LICENSEE's failure to perform in accordance with either Paragraph
3.1 or 3.2 above shall be grounds for M.I.T. to terminate this Agreement pursuant to Paragraph 13.3 hereof.


                                  4 - ROYALTIES

         4.1 For the rights, privileges and license granted hereunder, LICENSEE shall pay royalties to M.I.T. in the manner hereinafter provided to the end of the term of the PATENT RIGHTS or until this Agreement shall be terminated:

                  a. License Issue Fee of XXXXXXXXXXXXXXXXXXXXXXX, which said License Issue Fee shall be deemed earned and due immediately upon the EFFECTIVE DATE.

                  b. (i) In consideration of the Licenses and other rights granted by M.I.T. to LICENSEE pursuant to this Agreement, LICENSEE agrees to issue to each of the M.I.T. HOLDERS listed in Appendix F a number of shares of LICENSEE's Common Stock set forth opposite M.I.T. HOLDER'S name as provided in Appendix F, which Appendix M.I.T. and LICENSEE agree to hold confidential.

                           (ii) XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                           (iii) XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                           (iv) XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXX.

                           (v) XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXX.

                           (vi) XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXX.

                  c. (i) License Maintenance Fee of XXXXXXXXXXXXXXXXXXX payable on XXXXXXXXXXXXXX provided, however, that this License Maintenance Fee may be credited to Running Royalties subsequently due on NET SALES for XXXXXXXXXXXXX, if any. A License Maintenance Fee paid in excess of Running Royalties shall not be creditable to Running Royalties for future XXXXX.

                           (ii) License Maintenance Fee of XXXXXXXXXXXXXXXXXXXX payable on XXXXXXXXXXXXXXX, and on XXXXXXXXXXXXXXX provided, however, that these License Maintenance Fees may be credited to Running Royalties subsequently due on NET SALES for XXXXXXXXXXXXX XXXXX, and XXXX, respectively, if any. License Maintenance Fees paid in excess of Running Royalties shall not be creditable to Running Royalties for future XXXXX.

                           (iii) License Maintenance Fee of XXXXXXXXXXXXXXXXXXX payable on XXXXXXXXXXXXXXX, provided, however, that this License

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                           Maintenance Fee may be credited to Running Royalties subsequently due on NET SALES for XXXXXXXXXXXXXXXXXX, if any. A License Maintenance Fee paid in excess of Running Royalties shall not be creditable to Running Royalties for future XXXXX.

                           (iv) License Maintenance Fee of XXXXXXXXXXXXXXXXXXX payable on XXXXXXXXXXXXX provided, however, that this License Maintenance Fee may be credited to Running Royalties subsequently due on NET SALES for XXXXXXXXXXXXXXXXXX, if any. A License Maintenance Fee paid in excess of Running Royalties shall not be credited to Running Royalties for future XXXXX.

                           (v) License Maintenance Fee of XXXXXXXXXXXXXXXXXXX payable on XXXXXXXXXXXXXXX, and on XXXXXXXXXXXXXXXXX XXXXXXXXXX, provided, however, that these License Maintenance Fees may be credited to Running Royalties subsequently due on NET SALES for XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXX, if any. A License Maintenance Fee paid in excess of Running Royalties shall not be creditable to Running Royalties for future XXXXX.

                  d. Running Royalties in an amount equal to XXXXXXXXXXX of NET SALES of the PARTICLES used, leased or sold by and/or for LICENSEE and/or its sublicensees and/or its CORPORATE PARTNERS.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                  e. Running Royalties in an amount equal to XXXXXXXXXX of NET SALES of THERAPEUTIC PARTICLES used, leased or sold by and/or for LICENSEE and/or its sublicensees and/or its CORPORATE PARTNERS.

                  f. Running Royalties in an amount equal to XXXXXXXXXXX of NET SALES of ADMINISTRATION SYSTEMS used, leased, or sold by and/or for LICENSEE and/or its sublicensees and/or its CORPORATE PARTNERS.

                  g.       In addition to Running Royalties,
                           XXXXXXXXXXXXXXXXXXXXXX due upon the execution of a first contract with a particular CORPORATE PARTNER.

                  h. Royalties in an amount equal to XXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXX.

                  i. Royalties in an amount equal to XXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXX.

                  j.       Royalties in an amount equal to
                           XXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXX.

                  k. In addition to Running Royalties, LICENSEE shall pay to M.I.T. XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.

         4.2 All payments due hereunder shall be paid in full, without deduction of taxes or other fees which may be imposed by any government, except as otherwise provided in Paragraph 1.5(b).

         4.3 No multiple royalties shall be payable because any PARTICLE, its manufacture, use, lease or sale are or shall be covered by more than one PATENT RIGHTS patent application or PATENT RIGHTS patent licensed under this Agreement.

         4.4 No multiple royalties shall be payable because any THERAPEUTIC PARTICLE, its manufacture, use, lease or sale are or shall be covered by more than one PATENT RIGHTS patent application or PATENT RIGHTS patent licensed under this Agreement.

         4.5 No multiple royalties shall be payable because any ADMINISTRATIVE SYSTEM, its manufacture, use, lease or sale are or shall be covered by more than one PATENT RIGHTS patent application or PATENT RIGHTS patent licensed under this Agreement.

         4.6 It is understood that the same physical object, such as a PARTICLE, or THERAPEUTIC PARTICLE, may be sold multiple times. For example, a PARTICLE could be sold

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



to a sublicensee who makes a THERAPEUTIC PARTICLE out of it, then sells the THERAPEUTIC PARTICLE to another sublicensee, who incorporates it into an ADMINISTRATION SYSTEM, and sells that. M.I.T. and LICENSEE agree that royalties will be payable each time an invoice is generated as a result of the sale of a LICENSED PRODUCT, event if the same physical object, albeit in altered form, is sold more than once.

         4.7 Royalty payments shall be paid in United States dollars in Cambridge, Massachusetts, or at such other place as M.I.T. may reasonably designate consistent with the laws and regulations controlling in any foreign country. If any currency conversion shall be required in connection with the payment of royalties hereunder, such conversion shall be made by using the exchange rate prevailing at the Chase Manhattan Bank (N.A.) on the last business day of the calendar quarterly reporting period to which such royalty payments relate.


                             5 - REPORTS AND RECORDS

         5.1 LICENSEE shall keep full, true and accurate books of account containing all particulars that may be necessary for the purpose of showing the amounts payable to M.I.T. hereunder. Said books of account shall be kept at LICENSEE's principal place of business or the principal place of business of the appropriate division of LICENSEE to which this Agreement relates. Said books and the supporting data shall be open at all reasonable times for five (5) years following the end of the calendar year to which they pertain, to the inspection of M.I.T. or its agents for the purpose of verifying LICENSEE's royalty statement or compliance in other respects with this

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



Agreement. Should such inspection lead to the discovery of a greater than XXXXXXXXX discrepancy in reporting to M.I.T.'s detriment, LICENSEE agrees to pay the full cost of such inspection.

         5.2 LICENSEE shall deliver to M.I.T. true and accurate reports, giving such particulars of the business conducted by LICENSEE and its sublicensees under this Agreement as shall be pertinent to diligence under Article 3 and royalty accounting hereunder.

                  a. before the first commercial sale of a LICENSED PRODUCT or LICENSED PROCESS, annually, on January 31 of each year, and

                  b. after the first commercial sale of a LICENSED PRODUCT or LICENSED PROCESS, quarterly, within sixty (60) days after March 31, June 30, September 30 and December 31, of each year.

         These reports shall include at least the following:

                  a. number of LICENSED PRODUCTS manufactured, leased and sold by and/or for LICENSEE, its CORPORATE PARTNERS and any other sublicensees, including a separate accounting for PARTICLES, THERAPEUTIC PARTICLES, and ADMINISTRATION SYSTEMS;

                  b. accounting for any and all HIGH COST THERAPEUTIC AGENTS, including:

                           (i) the identity of the HIGH COST THERAPEUTIC AGENT;

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                           (ii) The cost to manufacture a single dose of the PARTICLES into which the HIGH COST THERAPEUTIC AGENT is to be incorporated;

                           (iii) the cost to manufacture a single dose of the HIGH COST THERAPEUTIC AGENT; and

                           (iv) a calculation confirming that by the criterion of paragraph 1.17 the therapeutic agent is a HIGH COST THERAPEUTIC AGENT.

                  c. accounting related to the special provisions of paragraph 1.10(a),including explicitly;

                           (i) the identity of the HIGH COST THERAPEUTIC AGENT;

                           (ii) XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXX;

                           (iii) XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX;
                           and

                           (iv) XXXXXXXXXXXXXXXXXXXXX.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                  d. accounting related to the special provisions of paragraph 1.10(b), including explicitly:

                           (i) the identity of the HIGH COST THERAPEUTIC AGENT;

                           (ii) XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXX;

                           (iii) XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX; and

                           (iv) XXXXXXXXXXXXXXXXXXXXXXX.

                  e. accounting for all LICENSED PROCESSES used or sold by and/or for LICENSEE, its CORPORATE PARTNERS and any other sublicensees;

                  f. description of the TECHNICAL AREAS in which LICENSEE is presently funding effort toward the commercialization of the PATENT RIGHTS, and the level of funding in each TECHNICAL AREA;

                  g. contracts executed with CORPORATE PARTNERS, and payments due under 4.1 (g);

                  h. accounting for NET SALES, noting the deductions applicable as provided in Paragraph 1.9, and any special circumstances per paragraph 1.10;

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                  i. regulatory and business milestones which trigger MILESTONE PAYMENTS to M.I.T., and the amounts of those MILESTONE PAYMENTS;

                  j. running Royalties due under Paragraph 4.1(d), (e), and (f);

                  k. royalties due on MILESTONE PAYMENTS from CORPORATE PARTNERS under Paragraph 4.1(h), (i), and (j);

                  l. royalties due on payments from other sublicensees under paragraph 4.1(k);

                  m.       total royalties due; and

                  n. names and address of all CORPORATE PARTNERS, and any other sublicensees of LICENSEE.

         M.I.T. agrees to keep any information reported by LICENSEE under this paragraph in confidence and not to disclose it to third parties not bound by a similar obligation of confidentiality, except as may be required by law. M.I.T. agrees to protect the confidential nature of the information using measures as strong as those it uses to protect its own confidential information. LICENSEE agrees that M.I.T. may share any information provided to M.I.T. under this article 5.2 with PSRF and also with agents hired by M.I.T. under paragraph 5.1 pursuant to our right to audit LICENSEE's royalty reports, provided that PSRF and any such agent shall have first agreed tin writing to be bound by an obligation of confidentiality at least as restrictive as that undertaken by M.I.T. under this section 5.2.

         5.3 With each such report submitted, LICENSEE shall pay to M.I.T. the royalties due and payable under this Agreement. If no royalties shall be due, LICENSEE shall so report.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



         5.4 On or before the ninetieth (90th) day following the close of LICENSEE's fiscal year, LICENSEE shall provide M.I.T. with LICENSEE's certified financial statements for the preceding fiscal year including, at a minimum, a balance sheet and an income statement.

         5.5 The amounts due under Articles 4 and 6 shall, if overdue, bear interest until payment at a per annum rate XXXXXXXXXXXXXXXXXXXXXXXXXXXX in effect at the Chase Manhattan Bank (N.A.) on the due date. The payment of such interest shall not foreclose M.I.T. from exercising any other rights it may have as a consequence of the lateness of any payment.


                             6 - PATENT PROSECUTION

         6.1 M.I.T. shall apply for, seek prompt issuance of, and maintain the PATENT RIGHTS during the term of this Agreement. Appendix B is a list of the foreign countries in which patent applications corresponding to the United States Patent applications listed in Appendix A shall be filed. Appendix B may be amended by mutual agreement of both parties. The filing, prosecution and maintenance of all PATENT RIGHTS applications and patents shall be the primary responsibility of M.I.T.; provided, however, LICENSEE shall have reasonable opportunities to advise M.I.T. and shall cooperate with M.I.T. in such filing, prosecution and maintenance.

         M.I.T. shall instruct Patrea Pabst, or another attorney mutually acceptable to M.I.T., PSRF, and LICENSEE, to copy LICENSEE on all patent prosecution documents, and shall instruct Patrea Pabst or such other attorney not to proceed with a substantive action without receiving LICENSEE's

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



written approval, except, that not hearing from LICENSEE within ten days after requesting LICENSEE's approval shall be deemed to constitute such approval.

         6.2 Payment of all fees and costs relating to the filing, prosecution and maintenance of the PATENT RIGHTS shall be the responsibility of LICENSEE, whether such fees and costs were incurred before or after the EFFECTIVE DATE, provided however, LICENSEE shall not be responsible for payment of any fees incurred following the termination of this Agreement. XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX. LICENSEE shall pay such fees and costs to M.I.T. within thirty (30) days of invoicing; late payments shall accrue interest and shall be subject to Paragraph 5.5.


                                7 - INFRINGEMENT

         7.1 LICENSEE shall inform M.I.T. promptly in writing of any alleged infringement of the PATENT RIGHTS by a third party and of any available evidence thereof.

         7.2 In the FIELD OF USE, LICENSEE shall have the right, but shall not be obligated, to prosecute at its own expense all infringements of the PATENT RIGHTS and, in furtherance of such right, M.I.T. hereby agrees that LICENSEE may include M.I.T. as party plaintiff in any such suit, without expense to M.I.T. The total cost of any such infringement action commenced or defended solely by LICENSEE shall be borne by LICENSEE, and LICENSEE shall keep any recovery or damages for past infringement derived therefrom. No settlement, consent judgment or

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



other voluntary final disposition of the suit may be entered into without the consent of M.I.T., which consent shall not unreasonably be withheld. LICENSEE shall indemnify M.I.T. against any order for costs that may be made against M.I.T. in such proceedings.

         7.3 If within six (6) months after having been notified of an alleged infringement, LICENSEE shall have been unsuccessful in persuading the alleged infringer to desist and shall not have brought and shall not be diligently prosecuting an infringement action, or if LICENSEE shall notify M.I.T. at any time prior thereto of its intention not to bring suit against any alleged infringer for the FIELD OF USE, then, and in those events only, M.I.T. shall have the right, but shall not be obligated, to prosecute at its own expense any infringement of the PATENT RIGHTS in the FIELD OF USE, and M.I.T. may, for such purposes, use the name of LICENSEE as party plaintiff. The total cost of any such infringement action commenced or defended solely by M.I.T. shall be borne by M.I.T. and M.I.T. shall keep any recovery or damages for past infringement derived therefrom.

         7.4 In the event that LICENSEE shall undertake litigation for the enforcement of the PATENT RIGHTS, or the defense of the PATENT RIGHTS under this
Article 7, LICENSEE may withhold up to XXXXXXXXXXXXX of the payments otherwise thereafter due M.I.T. under Article 4 hereunder and apply the same toward reimbursement of up to half or LICENSEE's expenses, including reasonable attorneys' fees, in connection therewith. Any recovery of damages by LICENSEE for each such suit shall be applied first in satisfaction of any unreimbursed expenses and legal fees of LICENSEE relating to such suit, and next toward reimbursement of M.I.T. for any payments under Article 4 past due or withheld and applied pursuant to this Article 7. If any M.I.T.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



royalties have been withheld pursuant to this clause, the balance remaining from any such recovery due to M.I.T. shall be calculated by creating a fraction, the numerator of which is the amount of royalties withheld, and the denominator of which is the cost of litigation paid by LICENSEE, and multiplying said fraction by the balance remaining, but in no event shall such sum be less than XXXXXXXXXXXXXXX of the balance remaining.

         7.5 In the event that (a) LICENSEE undertakes the enforcement and/or defense of the PATENT RIGHTS by litigation, and (b) LICENSEE demonstrates by competent proof that an infringer's activity is substantially affecting LICENSEE's sales, and that LICENSEE's sales of LICENSED PRODUCTS and LICENSED PROCESSES have declined by at least XXXXX XXXXXXXXXXXXXXX during the period of infringement, then, for a period not to exceed two years, LICENSEE may withhold up to XXXXXXXXXXXXXXX of the payments otherwise due M.I.T. under Article 4 hereunder and apply the same toward reimbursement of LICENSEE's expenses, including reasonable attorney's fees in connection therewith. Any recovery of damages by LICENSEE for each such suit shall be applied first in satisfaction of any unreimbursed expenses and legal fees of LICENSEE relating to such suit, and next toward reimbursement of M.I.T. for payments under article 4 past due or withheld and applied pursuant to this Article 7. If any M.IT. royalties have been withheld pursuant to this clause, the balance remaining from any such recovery due to M.I.T. shall be calculated by creating a fraction, the numerator of which is the amount of royalties withheld, and the denominator of which is the cost of litigation paid by LICENSEE, and

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



multiplying said fraction by the balance remaining, but in no event shall such sum be less than XXX XXXXXXXXXXXX of the balance remaining.

         7.6 In the event that a declaratory judgment action alleging invalidity or noninfringement of any of the PATENT RIGHTS shall be brought against LICENSEE, LICENSEE shall within ten (10) days after the commencement of such action notify M.I.T. as to whether or not LICENSEE intends to defend such action. In the event LICENSEE notifies M.I.T. that LICENSEE intends to defend such action, LICENSEE shall take over the sole defense of the action at its own expense. In the event LICENSEE notifies M.I.T. that it intends not to defend such action, or that it intends to discontinue the defense of such action, M.I.T. at its sole option, shall have the right, within thirty (30) days of such notice, to intervene and take over the sole defense of the action at its own expenses subject to Paragraph 7.4.

         7.7 In any infringement suit as either party may institute to enforce the PATENT RIGHTS pursuant to this Agreement, the other party hereto shall, at the request and expense of the party initiating such suit, cooperate in all respects and to the extent possible, have its employees testify when requested and make available relevant records, papers, information, samples, specimens, and the like.

         7.8 LICENSEE shall have the sole right in accordance with the terms and conditions herein to sublicense any alleged infringer in the FIELD OF USE for future use of the PATENT RIGHTS. Any fees as part of such a sublicense shall be treated per Article 4.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                              8 - PRODUCT LIABILITY

         8.1 LICENSEE shall at all times during the term of this Agreement and thereafter, indemnify, defend and hold M.I.T., its trustees, directors, officers, employees and affiliates, and PSRF and its trustees, directors, officers, employees and affiliates, harmless against all claims, proceedings, demands and liabilities of any kind whatsoever, including legal expenses and reasonable attorneys' fees, arising out of the death of or injury to any person or persons of out of any damage to property, resulting from the production, manufacture, sale, use, lease, consumption or advertisement of the LICENSED PRODUCT(S) and/or LICENSED PROCESS(es) or arising from any obligation of LICENSEE hereunder.

         8.2 Before the first clinical use of a LICENSED PRODUCT or LICENSED PROCESSES, LICENSEE shall obtain and carry in full force and effect commercial, general liability insurance, including product liability and errors and omissions insurance, which shall protect LICENSEE and M.I.T. and PSRF with respect to events covered by Paragraph 8.1 above. Such insurance shall be written by a reputable insurance company authorized to do business in the Commonwealth of Massachusetts, shall list M.I.T. and PSRF as additional named insured parties thereunder, shall be endorsed to include product liability coverage and shall require thirty (30) days written notice to be given to M.I.T. and PSRF prior to any cancellation of material change thereof. The limits of such insurance shall not be less than One Million Dollars ($1,000,000) per occurrence with an aggregate of Three Million Dollars ($3,000,000) for personal injury including death; One Million Dollars ($1,000,000) per occurrence with an aggregate of Three Million Dollars

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



($3,000,000) for property damage; and One Million Dollars ($1,000,000) per occurrence with an aggregate of Three Million Dollars ($3,000,000) for errors and omissions. LICENSEE shall provide M.IT. and PSRF with Certificates of Insurance evidencing the same.

         8.3 EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, M.I.T., ITS TRUSTEES, DIRECTORS, OFFICERS, EMPLOYEES, AND AFFILIATES, AND PSRF AND ITS TRUSTEES, DIRECTORS, OFFICERS, EMPLOYEES, AND AFFILIATES, MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF PATENT RIGHTS CLAIMS, ISSUED OR PENDING, AND THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE. NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS A REPRESENTATION MADE OR WARRANTY GIVEN BY M.I.T. OR PSRF THAT THE PRACTICE BY LICENSEE OF T14E LICENSE GRANTED HEREUNDER SHALL NOT INFRINGE THE PATENT RIGHT'S OF ANY THIRD PARTY.

         8.4 IN NO EVENT SHALL M.I.T., ITS TRUSTEES, DIRECTORS, OFFICERS, EMPLOYEES AND AFFILIATES, OR PSRF, ITS TRUSTEES, DIRECTORS, OFFICERS, EMPLOYEES AND AFFILIATES, BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING ECONOMIC DAMAGE OR INJURY TO PROPERTY AND LOST PROFITS, REGARDLESS OF WHETHER M.I.T. OR PSRF SHALL BE ADVISED,

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



SHALL HAVE OTHER REASON TO KNOW, OR IN FACT SHALL KNOW OF THE POSSIBILITY OF THE FOREGOING.


                               9 - EXPORT CONTROLS

         LICENSEE acknowledges that it is subject to United States laws and regulations controlling the export of technical data, computer software, laboratory prototypes and other commodities (including the Arms Export Control Act, as amended and the United States Department of Commerce Export Administration Regulations). The transfer of such items may require a license from the cognizant agency of the United States Government and/or written assurances by LICENSEE that LICENSEE shall not export data or commodities to certain foreign countries without prior approval of such agency. M.I.T. neither represents that a license shall not be required nor that, if required, it shall be issued.


                              10 - NON-USE OF NAMES

         LICENSEE shall not use the names or trademarks of the Massachusetts Institute of Technology or Lincoln Laboratory, or the Pennsylvania State Research Foundation, nor any adaptation thereof, nor the names of any of their employees, in any advertising, promotional or sales literature without prior written consent obtained from M.IT., or the Pennsylvania State Research Foundation, or said employee, except that LICENSEE may state that it is licensed by M.I.T. and/or

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



PSRF under one or more of the patents and/or applications comprising the PATENT RIGHTS and may identify the inventors of such patents and or applications.


                                 11 - ASSIGNMENT

         This Agreement is not assignable and any attempt to do so shall be void; provided, however, LICENSEE may assign this Agreement in connection with the sale or transfer of all or substantially all of LICENSEE's equity and assets related to LICENSED PRODUCTS by merger, consolidation or otherwise, so long as the assignee shall agree in writing to be bound by all the terms and conditions hereof prior to such assignment. Failure of such assignee to so agree shall be grounds for termination by M.I.T. under paragraph 13.3.


                             12 - DISPUTE RESOLUTION

         12.1 Except for the right of either party to apply to a court of competent jurisdiction for a temporary restraining order, a preliminary injunction, or other equitable relief to preserve the status quo or prevent irreparable harm, any and all claims, disputes or controversies arising under, out of, or in connection with the Agreement, including any dispute relating to patent validity or infringement, which the parties shall be unable to resolve within sixty (60) days shall be mediated in good faith. The party raising such dispute shall promptly advise the other party of such claim, dispute or controversy in a writing which describes in reasonable detail the nature of such dispute. By not later than five (5) business days after the recipient has received such notice of dispute, each

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



party shall have selected for itself a representative who shall have the authority to bind such party, and shall additionally have advised the other party in writing of the name and title of such representative. By not later than ten (10) business days after the date of such notice of dispute, the party against whom the dispute shall be raised shall select a mediation firm in the Boston area and such representatives shall schedule a date with such firm for a mediation hearing. The parties shall enter into good faith mediation and shall share the costs equally. If the representatives of the parties have not been able to resolve the dispute within fifteen (15) business days after such mediation hearing, then any and all claims, disputes or controversies arising under, out of, or in connection with this Agreement, including any dispute relating to patent validity or infringement, shall be resolved by final and binding arbitration in Boston, Massachusetts under the rules of the American Arbitration Association, or the Patent Arbitration Rules if applicable, then obtaining. The arbitrators shall have no power to add to, subtract from or modify any of the terms or conditions of this Agreement, nor to award punitive damages. Any award rendered in such arbitration may be enforced by either party in either the courts of the Commonwealth of Massachusetts or in the United States District Court for the District of Massachusetts, to whose jurisdiction for such purposes M.I.T. and LICENSEE each hereby irrevocably consents and submits.

         12.2 Notwithstanding the foregoing, nothing in this Article shall be construed to waive any rights or timely performance of any obligations existing under this Agreement.

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REQUEST.  REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                13 - TERMINATION

         13.1 If LICENSEE shall cease to carry on its business, this Agreement shall terminate upon notice by M.I.T.

         13.2 Should LICENSEE fail to make any payment whatsoever due and payable to M.I.T. hereunder, M.I.T. shall have the right to terminate this Agreement effective on thirty (30) days' notice, unless LICENSEE shall make all such payments to M.I.T. within said thirty (30) day period. Upon the expiration of the thirty (30) day period, if LICENSEE shall not have made all such payments to M.I.T., the rights, privileges and license granted hereunder shall automatically terminate.

         13.3 Upon any material breach or default of this Agreement by LICENSEE (including, but not limited to, breach or default under Paragraph 3.3), other than those occurrences set out in Paragraphs 13.1 and 13.2 hereinabove, which shall always take precedence in that order over any material breach or default referred to in this Paragraph 13.3, M.I.T. shall have the right to terminate this Agreement and the rights, privileges and license granted hereunder effective on ninety (90) days' notice to LICENSEE. Such termination shall become automatically effective unless LICENSEE shall have cured any such material breach or default prior to the expiration of the ninety (90) day period.

         13.4 LICENSEE shall have the right to terminate this Agreement at any time on six (6) months' notice to M.I.T., and upon payment of all amounts due M.I.T. through the effective date of the termination.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



         13.5 Upon termination of this Agreement for any reason, nothing herein shall be construed to release either party from any obligation that matured prior to the effective date of such termination; and Articles 1.4.1 b., 8, 9, 10, 12, 13.5, 13.6. and 15 shall survive any such termination. LICENSEE and any sublicensee thereof may, however, after the effective date of such termination, sell all LICENSED PRODUCTS, and complete LICENSED PRODUCTS in the process of manufacture at the time of such termination and sell the same, provided that LICENSEE shall make the payments to M.I.T. as required by Article 4 of this Agreement and shall submit the reports required by Article 5 hereof.

         13.6 Upon termination of this Agreement for any reason, any sublicensee not then in default shall have the right to seek a license from M.I.T. M.I.T. agrees to negotiate such licenses in good faith under reasonable terms and conditions.


                 14 - PAYMENTS, NOTICES AND OTHER COMMUNICATIONS

         Any payments, notice or other communication pursuant to this Agreement shall be sufficiently made or given on the date of mailing if sent to such party by certified first class mail, return receipt requested, postage prepaid, addressed to it at its address below or as it shall designate by written notice given to the other party:

                           In the case of M.I.T.:



                           Director
                           Technology Licensing Office
                           Massachusetts Institute of Technology

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                           77 Massachusetts Avenue, Room NE25-230
                           Cambridge, Massachusetts 02139


                           In the case of LICENSEE:


                           c/o David A. Edwards, President
                           Advanced Inhalation Research, Inc.
                           109 Hartswick Avenue
                           State College, Pennsylvania 16803


                               15 - REPRESENTATION

         M.I.T. represents to the best of its knowledge and belief that it has the authority to enter into this agreement, and that there are no outstanding claims, licenses or other encumbrances on the PATENT RIGHTS which would prevent M.I.T. from granting the rights granted herein, provided, however, that M.I.T.'s liability under this provision shall be limited to the total sum paid by LICENSEE to M.I.T. under the terms of this Agreement.


                          16 - MISCELLANEOUS PROVISIONS

         16.1 ALL disputes arising out of or related to this Agreement, or the performance, enforcement, breach or termination hereof, and any remedies relating thereto, shall be construed, governed, interpreted and applied in accordance with the laws of the Commonwealth of Massachusetts, U.S.A., except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent shall have been granted.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



         16.2 The parties hereto acknowledge that this Agreement sets forth the entire Agreement and understanding of the parties hereto as to the subject matter hereof, and shall not be subject to any change or modification except by the execution of a written instrument signed by the parties.

         16.3 The provisions of this Agreement are severable, and in the event that any provisions of this Agreement shall be determined to be invalid or unenforceable under any controlling body of the law, such invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions hereof.

         16.4 LICENSEE agrees to mark the LICENSED PRODUCTS sold in the United States with all applicable United States patent numbers. All LICENSED PRODUCTS shipped to or sold in other countries shall be marked in such a manner as to conform with the patent laws and practice of the country of manufacture or sale.

         16.5 The failure of either party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term of condition by the other party.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



         IN WITNESS WHEREOF, the parties have duly executed this Agreement the day and year set forth below.



MASSACHUSETTS INSTITUTE OF                   ADVANCED INHALATION RESEARCH,
TECHNOLOGY                                   INC.



By /s/ J. David Litster                      By /s/ David Edwards
   ------------------------------               --------------------------------
Name  J. David Litster                       Name  David Edwards
     ----------------------------                -------------------------------
Title Vice President for Research            Title President
      ---------------------------                  -----------------------------
Date August 11, 1997                         Date 8/4/97
     ----------------------------                 ------------------------------

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                   APPENDIX A

                       PATENT RIGHTS on the EFFECTIVE DATE



UNITED STATES PATENT RIGHTS

M.I.T. Case No. 7203
"Porous Advanced Particles For Pulmonary Drug Delivery"
U.S.S.N. 08/655,570, Filed May 24,1996
by Giovanni Caponetti, David A. Edwards, Justin Hanes, Jeffrey S. Hrkach, Robert
S. Langer, Jr. and Noah Lotan

M.I.T. Case No. 7465
"Aerodynamically Light Particles For Pulmonary Drug Delivery"
U.S.S.N. 08/739,308, Filed October 29, 1996
by Giovanni Caponetti, David A. Edwards, Justin Hanes, Jeffrey S. Hrkach, Robert
S. Langer, Jr., Noah Lotan and Abdelaziz Ben-Jebria

M.I.T. Case No. 7513
"Optimized Aerosols With Lung Surfactant"
U.S.S.N. 08/784,421,  Filed January 16, 1997
by David A. Edwards, Carmen Evora, Justin Hanes, and Robert S. Langer, Jr.



FOREIGN PATENT RIGHTS

M.I.T. Case No. 7203
PCT/US97/08895, Filed May 23,1997
"Porous Advanced Particles For Pulmonary Drug Delivery" by Giovanni Caponetti, David A. Edwards, Justin Hanes, Jeffrey S. Hrkach, Robert
S. Langer, Jr. and Noah Lotan

M.I.T. Case No. 7465
PCT/US97/08895, Filed May 23, 1997
"Aerodynamically Light Particles For Pulmonary Drug Delivery" by Giovanni Caponetti, David A. Edwards, Justin Hanes, Jeffrey S. Hrkach, Robert
S. Langer, Jr., Noah Lotan and Abdelaziz Ben-Jebria

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                 FIRST AMENDMENT


         This First amendment pertains to the License Agreement (hereinafter the "License Agreement") effective August 11, 1997 by and between the MASSACHUSETTS INSTITUTE OF TECHNOLOGY (hereinafter M.I.T.) and ADVANCED INHALATION RESEARCH, INC. (hereinafter AIR), and to a Joint Invention Agreement by and between M.I.T. and the PENNSYLVANIA STATE RESEARCH FOUNDATION (hereinafter PSRF).

         WHEREAS, M.I.T. and PSRF are joint owners of certain PATENT RIGHTS relating to M.I.T. Case No. 7804, "Drug Insolubilisation For Sustained Pulmonary Drug Delivery", by Rita Vanbever, Jeffrey Mintzes, Jue Wang, Donghao Chen, Robert S. Langer, Jr., and David Edwards; and

         WHEREAS, PSRF, in the First Amendment to the Joint Invention Agreement, effective September 19, 1997, and attached hereto as Attachment A, appointed M.I.T. as its sole and exclusive agent for the licensing of its patent rights in M.I.T. Case 7804, so that M.I.T. has the right to grant an exclusive license under said PATENT RIGHTS, subject only to a royalty-free, nonexclusive license heretofore granted to the United States Government.

         The parties hereby agree as follows:

         1. M.I.T. agrees to add, in consideration for the sum of XXXXXXXXXX, M.I.T. case 7804, U.S.S.N. 60/059,004, to the PATENT RIGHTS.

         2. LICENSEE agrees to pay all costs associated with the U.S. and foreign prosecution, filing and maintenance of M.I.T. case 7804, U.S.S.N. 60/059,004.

         This offer extends to December 31, 1997.





MASSACHUSETTS INSTITUTE OF                ADVANCED INHALATION RESEARCH,
TECHNOLOGY                                INC.


By /s/ Lori Pressman                      By /s/ David Edwards
   --------------------------------          -----------------------------------
Name  Lori Pressman                       Name  David Edwards
     ------------------------------            ---------------------------------
Title Assistant Director Technology       Title President
      -----------------------------             --------------------------------
      Licensing Office
      -----------------------------
Date December 16, 1997                    Date 12/18/97
     ------------------------------           ----------------------------------


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                  ATTACHMENT A

                  FIRST AMENDMENT TO JOINT INVENTION AGREEMENT


         This Amendment pertains to a Joint Invention Agreement, effective 5/9/97 by and between the MASSACHUSETTS INSTITUTE OF TECHNOLOGY ("M.I.T.") and THE PENN STATE RESEARCH FOUNDATION ("PSRF").

WHEREAS:

         M.I.T. and PSRF are joint owners of an invention entitled
"Drug Insolubilisation for Sustained Pulmonary Drug Delivery", PSU Invention Disclosure No. 97-1797, M.I.T. Case Number 7804, by Rita Vanbever, Robert S. Langer and David A. Edwards, on which, as of this date of this amendment no patent application has yet been filed; and

         M.I.T. and PSRF are joint owners of an invention entitled
"Drug Insolubilisation for Sustained Pulmonary Drug Delivery", PSU Invention Disclosure Number 97-1797, M.I.T. Case Number 7804, by Rita Vanbever, Robert S. Langer and David A. Edwards, on which, as of the date of this amendment, no patent application has yet been filed; and

         M.I.T. and PSRF have previously executed a Joint Invention Agreement, referenced above, which also relates to jointly owned technology for drug delivery using inhaled biodegradable particles;

         NOW THEREFORE, the parties hereby agree to add the following paragraphs to that Joint Invention Agreement.

                  2c. M.I.T. and PSRF are joint owners of an invention disclosure entitled: "Drug Insolubilisation for Sustained Pulmonary Drug Delivery", PSU Invention Disclosure No. 97-1797, M.I.T. Case Number 7804, by Rita Vanbever, Robert S. Langer and David A. Edwards, on which the parties intend to file a patent application.

                  2d. M.I.T. and PSRF are joint owners of an invention disclosure entitled: XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX", PSU Invention disclosure Number XXXXXXX, M.I.T. Case Number XXXX, XXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX, on which the parties intend to file a patent application.


                                       44
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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                  4c. PSRF hereby appoints M.I.T. as its sole and exclusive agent for the licensing of its intellectual property rights in PSU Invention Disclosure No. 97-1797, M.I.T. Case 7804 and authorizes M.I.T. to grant licenses to the intellectual property rights, subject to third parties sponsors, if any, and subject to the rights of PSRF to practice the invention in its own research. It is understood and agreed that consideration for license rights in the form of equity shares shall require the prior approval of PSRF.

                  4d. PSRF hereby appoints M.I.T. as its sole and exclusive agent for the licensing of its Intellectual property rights in PSU Invention Disclosure No. XXXXXXX, M.I.T. case XXXX and authorizes M.I.T. to grant licenses to the intellectual property rights, subject to third parties sponsors, if any, and subject to the rights of PSRF to practice the invention in its own research. It is understood and agreed that consideration for license rights in the form of equity shares shall require the prior approval of PSRF.


Agreed for by:


MASSACHUSETTS INSTITUTE OF                  THE PENN STATE RESEARCH
TECHNOLOGY                                   FOUNDATION

By /s/ Lori Pressman                        By /s/ David E. Branigan
  ---------------------------------           ----------------------------------
Name  Lori Pressman                         Name  David E. Branigan
     ------------------------------              -------------------------------
Title Assistant Director Technology         Title Treasurer
      -----------------------------              -------------------------------
      Licensing Office
      -----------------------------
Date September 3, 1997                      Date September 19, 1997
    -------------------------------              -------------------------------


                                       45
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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                   APPENDIX A

                       PATENT RIGHTS on the EFFECTIVE DATE


UNITED STATES PATENT RIGHTS

M.I.T. Case No. 7203
"Porous Advanced Particles For Pulmonary Drug Delivery"
U.S.S.N. 08/655,570, Filed May 24,1996
by Giovanni Caponetti, David A. Edwards, Justin Hanes, Jeffrey S. Hrkach, Robert
S. Langer, Jr. and Noah Lotan

M.I.T. Case No. 7465
"Aerodynamically Light Particles For Pulmonary Drug Delivery"
U.S.S.N. 08/739,308, Filed October 29, 1996
by Giovanni Caponetti, David A. Edwards, Justin Hanes, Jeffrey S. Hrkach, Robert
S. Langer, Jr., and Noah Lotan

M.I.T. Case No. 7513
"Optimized Aerosols With Lung Surfactant"
U.S.S.N. 08/784,421,  Filed January 16, 1997
by David A. Edwards, Carmen Evora, Justin Hanes, and Robert S. Langer, Jr.

M.I.T. Case No. 7804       (by Amendment)
"Drug Insolubilisation For Sustained Pulmonary Drug Delivery"
U.S.S.N. 60/059,004, Filed September 15, 1997
by Rita Vanbever, Jeffrey Mintzes, Jue Wang, Donghao Chen, Robert S. Langer, Jr., and David Edwards


FOREIGN PATENT RIGHTS

M.I.T. Case No. 7203
"Porous Advanced Particles For Pulmonary Drug Delivery"
PCT/US97/08895, Filed May 23,1997
by Giovanni Caponetti, David A. Edwards, Justin Hanes, Jeffrey S. Hrkach, Robert
S. Langer, Jr. and Noah Lotan

M.I.T. Case No. 7465


                                       46
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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



"Aerodynamically Light Particles For Pulmonary Drug Delivery"
PCT/US97/08895, Filed May 23, 1997
by Giovanni Caponetti, David A. Edwards, Justin Hanes, Jeffrey S. Hrkach, Robert
S. Langer, Jr., and Noah Lotan

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                SECOND AMENDMENT

         This Second Amendment pertains to the License Agreement (hereinafter the "License Agreement") effective August 11, 1997, by and between the MASSACHUSETTS INSTITUTE OF TECHNOLOGY (hereinafter M.I.T.) and ADVANCED INHALATION RESEARCH, INC.
(hereinafter AIR).

         WHEREAS, AIR intends to enter into an agreement with a CORPORATE PARTNER (as defined in the License Agreement) according to which AIR will be receiving MILESTONE PAYMENTS (as defined in the License Agreement); and

         WHEREAS, in the License Agreement the MILESTONE PAYMENTS are subject to royalties according to paragraphs 4.1(h), (i), and (j);

         WHEREAS, in the agreement with the CORPORATE PARTNER, the MILESTONE PAYMENTS are fully creditable against earned royalties on NET SALES which the CORPORATE PARTNER will be paying AIR when product is on the market, such credits scheduled so that the payments normally due to AIR on NET SALES can be reduced by up to XXXXXXXXX in a given year until the full credit is used up; and

         WHEREAS, the CORPORATE PARTNER wishes assurance that should the License agreement terminate M.I.T. will grant to the CORPORATE PARTNER rights to practice under the PATENT RIGHTS under reasonable terms;

         NOW THEREFORE, the parties hereby agree to modify the License Agreement by:

         A)       adding the following sentence to the end of paragraph 4.1(h):

         To the extent such MILESTONE PAYMENTS are creditable against royalties on NET SALES normally due LICENSEE from a CORPORATE PARTNER, M.I.T. agrees that the royalties on MILESTONE PAYMENTS normally due M.I.T. under this paragraph 4.1(h) are also creditable against RUNNING ROYALTIES due M.I.T. on NET SALES according to paragraph 4.1(d), provided, however, that the royalties due M.I.T. under paragraph 4.1(d) are reduced by no more than XXXXXXXXXXXXXXXX.

         B)       adding the following sentence to the end of paragraph 4.1(i):

         To the extent such MILESTONE PAYMENTS are creditable against royalties on NET SALES normally due LICENSEE from a CORPORATE PARTNER, M.I.T. agrees that the


                                       48
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REQUEST.  REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.



         royalties on MILESTONE PAYMENTS normally due M.I.T. under this paragraph 4.1(i) are also creditable against RUNNING ROYALTIES due M.I.T. on NET SALES according to paragraphs 4.1(e), provided, however, that the royalties due M.I.T. under paragraph 4.1(e) are reduced by no more than XXXXXXXXXXXXXXX.

         C)       adding the following sentence to the end of paragraph 4.1(j):

         To the extent that MILESTONE PAYMENTS are creditable against royalties on NET SALES normally due LICENSEE from a CORPORATE PARTNER, M.I.T. agrees that the royalties on MILESTONE PAYMENTS normally due M.I.T. under this paragraph 4.1(j) are also creditable against RUNNING ROYALTIES due M.I.T. on NET SALES according to paragraphs 4.1(f), provided, however, that the royalties due M.I.T. under paragraph 4.1(f) are reduced by no more than XXXXXXXXXXXXXXXX.


MASSACHUSETTS INSTITUTE OF                   ADVANCED INHALATION RESEARCH,
TECHNOLOGY                                   INC.


By /s/ Lori Pressman                         By /s/ David Edwards
   --------------------------------             --------------------------------
Name  Lori Pressman                          Name  David Edwards
      -----------------------------               ------------------------------
Title Assistant Director Technology          Title President
      -----------------------------                -----------------------------
      Licensing Office
      -----------------------------
Date July 17, 1998                           Date 7/29/98
     ------------------------------               ------------------------------


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REQUEST.  REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                 THIRD AMENDMENT

         This Third Amendment pertains to the License Agreement (hereinafter the "License Agreement") effective August 11, 1997 by and between the MASSACHUSETTS INSTITUTE OF TECHNOLOGY (hereinafter M.I.T.) and
         ADVANCED INHALATION RESEARCH, INC. (hereinafter AIR) and to a Joint Invention Agreement by and between M.I.T. and the PENNSYLVANIA STATE RESEARCH FOUNDATION (hereinafter PSRF).

         WHEREAS, AIR has clarified their business strategy and developed certain prototype products, and has determined that THERAPEUTIC PARTICLES will be their principal product, and that most pharmaceuticals incorporated into such THERAPEUTIC PARTICLES will be HIGH COST THERAPEUTIC AGENTS; and

         WHEREAS, there are COMPARABLE THERAPEUTIC AGENTS (as later defined herein) on the market against which it is possible to determine the relative value of LICENSED PRODUCTS; and

         NOW, THEREFORE, the parties hereby agree to modify the License Agreement as follows:

         Delete paragraph 1.17 in its entirety and replace it with:

         1.17 "COMPARABLE THERAPEUTIC AGENT" shall mean a proprietary agent, explicitly not delivered via a PARTICLE, currently being prescribed according to standard clinical practice to treat, manage, or diagnose a medical condition, which condition can now be treated, managed or diagnosed using THERAPEUTIC PARTICLES, and approved by M.I.T. according to the procedure in paragraph 5.6.

         Delete paragraphs 1.10(a) and (b) in their entirety and replace with:

         1.10(a) NET SALES of THERAPEUTIC PARTICLES shall be the difference betweenXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
         XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXX.
         An example of the computation of the royalty owed by LICENSEE on NET SALES of THERAPEUTIC PARTICLES under paragraph 4.1(e) is attached as Exhibit A.


                                       50
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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



         1.10(b) NET SALES of ADMINISTRATION SYSTEMS which deliver THERAPEUTIC PARTICLES shall be the difference between XXXXXXXXX
         XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
         XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
         XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
         XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
         XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.

         Add the following sentences to the end of paragraphs 2.3(b) and 2.3(c). M.I.T. will provide such notice prior to the grant. LICENSEE understands that such notice will not be triggered by written request.

         Delete paragraph 4.1(c) (v) and replace it with:

         License Maintenance Fee of XXXXXXXXXXXXXXXXXXXX payable on XXXXXXXXXXX, XXXXXXXXXXXX, XXXXXXXXXXX, XXXXXXXXXXXX, and XXXXXXXXXXXX, provided, however, that these License Maintenance Fees may be credited to Running Royalties due on NET SALES for the corresponding XXXXXXXXXXXXX, if any. A License Maintenance Fee paid in excess of Running Royalties shall not be creditable to Running Royalties for future XXXXX.

         Add paragraph 4.1(c) (vi):

         License Maintenance Fee of XXXXXXXXXXXXXXXXXXXXXX payable on XXXXXXXXXXXX, and on XXXXXXXXXXXXXXXXXXXXX, provided, however, that these License Maintenance Fees may be credited to Running Royalties subsequently due on NET SALES for XXXXXXXXXXXXXXXXXX XXXXXXXXXXXX, if any. A License Maintenance Fee paid in excess of Running Royalties shall not be creditable to Running Royalties for future XXXXX.

         Delete paragraph 4.6 in its entirety.

         Delete paragraphs 5.2(b), (c) and (d) in their entirety and replace them with:

         5.2(b) accounting related to the special provisions of paragraph 1.10(a), including


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
THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                  (i) identity of COMPARABLE THERAPEUTIC AGENTS, and their vendors.

                  (ii) a brief explanation of why such agent is a COMPARABLE THERAPEUTIC AGENT, XXXXXXXXXXXXXXXXXXXXXXXX
         XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
         XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.

                  (iii) XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
         XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
         XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
         XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
         XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
         XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.

                  (iv) calculation of royalties due based on the difference between XXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
         XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
         XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
         XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXX.

         5.2(c) accounting related to the special provisions of paragraph 1.10(b), including

                  (i) XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
         XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
         XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
         XXXXXXXXXXXXXXXXX.

                  (ii) XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
         XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
         XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
         XXXXXXXXXXXXXXXXX.

                  (iii) XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
         XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
         XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
         XXXXXXXXXXXXX.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                  (iv) XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
         XXXXXXXXXXXXXXXX

         Add paragraphs 5.6.

         5.6 Within thirty (30) days of receipt of all the information pertinent to a royalty accounting described in paragraph 5.2, including, but not limited to paragraph 5.2(b) and 5.2(c) above, and also payment due per paragraph 5.3, M.I.T. shall notify LICENSEE in writing, of whether or not M.I.T. approves of the basis of the royalty calculation and resulting payment, such approval not to be unseasonably withheld. Failure of M.I.T. to so notify LICENSEE within thirty (30) days of receipt of both the payment due per paragraph 5.3, and the information described in paragraph 5.2, shall be deemed to constitute such approval. If M.I.T. does not approve of the basis of the royalty calculation, then M.I.T. shall so notify LICENSEE in writing, and the parties shall meet in good faith to resolve the matter, and either party may invoke the dispute resolution mechanisms of paragraph 12.

         Modify the fourth sentence of paragraph 6.1 by adding "David Brook," after "Patrea Pabst."

         Modify paragraph 14 so that the address for legal notice of AIR is:

         c/o David A. Edwards, President
         Advanced Inhalation Research, Inc.
         840 Memorial Drive
         Cambridge, MA 02142


Agreed to for M.I.T. by                     Agreed to for A.I.R. by


MASSACHUSETTS INSTITUTE OF                  ADVANCED INHALATION RESEARCH,
TECHNOLOGY                                  INC.


By /s/ Lori Pressman                        By /s/ David Edwards
   --------------------------------            ---------------------------------
Name  Lori Pressman                         Name  David Edwards
    -------------------------------             --------------------------------
Title Assistant Director Technology         Title President
     ------------------------------              -------------------------------
     Licensing Office
     ------------------------------
Date January 27, 1999                       Date January 27, 1999
    -------------------------------             --------------------------------

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                                                       EXHIBIT A


                            AIR/MIT LICENSE AGREEMENT

                    THERAPEUTIC PARTICLE ROYALTY COMPUTATION*

                   XXXXXXXXXX
                   XXXXXXXXXXX
                   XXXXXXXXXX           XXXXXXXX                         XXX
                   XXXXXXX XX(1)       XXXXXXXXX(2)     XXXXXXX       XXXXXXXXX
- XX                  $XXX                $XXX            $XXX           $XXX

- XXXXX               $XXX                $XXX            $XXX           $XXX

- XXXXX               $XXX                $XXX            $XXX           $XXX

- XXXXX               $XXX                $XXX            $XXX           $XXX

- XXXXX               $XXX                $XXX            $XXX           $XXX

- XXXXX)              $XXX                $XXX            $XXX           $XXX

- XXXXX               $XXX                $XXX            $XXX           $XXX

- XXXXX              $XXXX               $XXXX           $XXXX         $XXXXX

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

--------

(1)      XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
         XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
         XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
         XXXXX.

(2)      XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                FOURTH AMENDMENT

         This Fourth Amendment pertains to the License Agreement (hereinafter the "License Agreement') effective August 11, 1997 by and between the MASSACHUSETTS INSTITUTE OF TECHNOLOGY (hereinafter M.I.T.) and ADVANCED INHALATION RESEARCH, INC. (hereinafter AIR), and to a Joint Invention Agreement by and between M.I.T. and the PENNSYLVANIA STATE RESEARCH FOUNDATION (hereinafter PSRF).

         WHEREAS, per Paragraph 6.1, Appendix B, attached hereto as a convenience, may be amended by mutual agreement of both parties.

         NOW, THEREFORE, the parties hereby agree to modify the License Agreement as follows:

                  Appendix B shall now state:

                  Foreign countries in which PATENT RIGHTS shall be filed, prosecuted and maintained in accordance with Article 6:

                  For M.I.T. Case Nos. 7203/7465
                  "Aerodynamically Light Particles for Pulmonary Drug Delivery" PCT/US97/08895, Filed May 23, 1997
                  Designated States: Canada (CA), Japan (JP), European Patent Office (EPO)*

                  For M.I.T. Case Nos. 7513/7804
                  "Preparation of Particles for Inhalation"
                  PCT/US97/20930, Filed November 17, 1997
                  Designated States: Canada (CA), Japan (JP), European Patent Office (EPO)*

                  *European Patent Office (EPO)

                     Austria (AT), Belgium (BE), Switzerland (CH), Germany
                     (DE), Denmark (DK), Spain (ES), Finland (FI), France
                     (FR), United Kingdom (GB), Greece (GR), Ireland (IE),
                     Italy (IT), Luxembourg (LU), Monaco (MC), Netherlands (NL), Portugal (PT) and Sweden (SE)



MASSACHUSETTS INSTITUTE OF                     ADVANCED INHALATION RESEARCH,
TECHNOLOGY                                     INC.


By /s/ Lori Pressman                           By /s/ David Edwards
   --------------------------------               ------------------------------

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



Name  Lori Pressman                            Name  David Edwards
     ------------------------------                -----------------------------
Title Assistant Director Technology            Title President
     ------------------------------                 ----------------------------
      Licensing Office
     ------------------------------
Date January 28, 1999                          Date January 27, 1999
    -------------------------------                 ----------------------------

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "X" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                   APPENDIX B

                          DESIGNATED FOREIGN COUNTRIES

Foreign countries in which PATENT RIGHTS shall be filed, prosecuted and maintained in accordance with Article 6:

         For M.I.T. Case Nos. 7203/7465
         "Aerodynamically Light Particles for Pulmonary Drug Delivery" PCT/US97/08895, Filed May 23, 1997
         Designated States: Canada (CA), Japan (JP), European Patent Office
         (EPO)*

         For M.I.T. Case Nos. 7513/7804
         "Preparation of Particles for Inhalation"
         PCT/US97/20930, Filed November 17, 1997
         Designated States: Canada (CA), Japan (JP), European Patent Office
         (EPO)*

                   *European Patent Office (EPO)
                           Austria (AT), Belgium (BE), Switzerland (CH), Germany
                           (DE), Denmark (DK), Spain (ES), Finland (FI), France
                           (FR), United Kingdom (GB), Greece (GR), Ireland (IE), Italy (IT), Luxembourg (LU), Monaco (MC), Netherlands
                           (NL), Portugal (PT), and Sweden (SE)



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